SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported):  April 23, 2003

MAGNETEK, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-10233	95-3917584
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 WILSHIRE BOULEVARD

SUITE 850

LOS ANGELES, CALIFORNIA  90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (310) 208-1980

Item 9.    Regulation FD Disclosure Information Furnished Pursuant to Item 12. Disclosure of Results of Operations and Financial Condition.

In accordance with the guidance provided by the Securities and Exchange Commission in Securities Act Release No. 33-8216, the information in this Current Report on Form 8-K, including the exhibits, which is intended to be furnished pursuant to Item 12 of Form 8-K, is instead being furnished pursuant to Item 9, and shall not be deemed “filed” under the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities thereunder.  Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Magnetek, Inc. under the Securities Act of 1933, as amended.

On April 23, 2003, Magnetek, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2003.  A copy of that release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003

	By:	/s/ David Reiland
David Reiland Executive Vice President and Chief Financial Officer

Form 8-K

INDEX TO EXHIBITS

Exhibit 99.1            Press Release dated April 23, 2003 (included herewith).